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                                                                  Exhibit 10.30

                                FIRST AMENDMENT
                                       TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is made and entered into as of the 6th day of May, 1999, by and among STAFFMARK, INC., a Delaware corporation (the "Borrower"), ROBERT WALTERS PLC, a limited liability company organized and existing under the laws of England and Wales ("Robert Walters"), ROBERT WALTERS TRISTAR PTY LTD., a limited liability company organized and existing under the laws of Australia ("Tristar," and with Robert Walters referred to herein as the "Alternate Currency Borrowers"), the undersigned lenders which are parties to the Credit Agreement (as herein defined) (the "Lenders"), THE FIRST NATIONAL BANK OF CHICAGO, as syndication agent on behalf of Lenders (in such capacity, the "Syndication Agent") and MERCANTILE BANK NATIONAL ASSOCIATION, as administrative agent on behalf of Lenders (in such capacity, the "Administrative Agent" and collectively with the Syndication Agent referred to herein as the "Agents"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, CREDIT LYONNAIS NEW YORK BRANCH, FLEET NATIONAL BANK and FIRST UNION NATIONAL BANK, as co-agents on behalf of the Lenders (in such capacity, the "Co-Agents").

                                  WITNESSETH:

                  WHEREAS, the Borrower, the Agents, the Co-Agents and the Lenders have previously entered into that certain Third Amended and Restated Credit Agreement dated as of January 20, 1999 (as amended, the "Credit Agreement"); and

                  WHEREAS, the Borrower has executed and delivered to Lenders, respectively, its Revolving Credit Notes in the aggregate original principal amount of $300,000,000.00 (collectively, the "Original Notes"); and

                  WHEREAS, the Borrower, Agents, Co-Agents and Lenders desire to, among other things, temporarily increase the maximum principal amount of Revolving Credit Loans available to Borrower under the Credit Agreement from $300,000,000.00 to $325,000,000.00 for the period from the date hereof up to but excluding March 31, 2000 and to amend and restate those Original Notes of the Lenders which are accepting a commitment under such new temporary facility during such period, all upon the terms and conditions set forth herein; and

                  WHEREAS, from and after March 31, 2000 through August 20, 2003, the Primary Facility (as defined in Section 3.1(a) herein) shall continue as set forth herein;



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                  NOW, THEREFORE, in consideration of the premises and for
other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually promise and agree as follows:

                  1. A new definition of "Additional Commitment" shall be added to Section 2 of the Credit Agreement in proper alphabetical order as follows:

                           Additional Commitment shall mean for each Lender, subject to termination or reduction as set forth in Section 3.12 or to termination upon expiration of the Temporary Facility as set forth in
         Section 3.1(b), the amount set forth as the Additional Commitment of such Lender next to its name on the signature pages of the First Amendment or on the signature pages of any subsequent amendment or of any subsequent Assignment Agreement to which such Lender is a party, and Additional Commitments shall mean all of such Additional Commitments of any of the Lenders holding the same.

                  2. A new definition of "First Amendment" shall be added to
Section 2 of the Credit Agreement in proper alphabetical order as follows:

                           First Amendment shall mean that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 6, 1999 made by and among the Borrower, the Agents, the Co-Agents and the Lenders.

                  3. A new clause (vii) shall be added at the end of the definition of "Interest Period" in Section 2 of the Credit Agreement immediately following clause (vi) therein as follows:

                           (vii) No Interest Period with respect to any LIBOR Loan under the Temporary Facility shall extend beyond March 31, 2000.

                  4. The definition of "Loan Commitment" in Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           Loan Commitment for each Lender shall mean the total of the Revolving Credit Commitment, if any, the Additional Commitment, if any, and the Swing Line Commitment, if any, of each such Lender.

                  5. The definition of "Pro Rata Share" in Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           Pro Rata Share with respect to each Lender shall mean: (i) with respect to Loans made or to be advanced under Section 3.1(a) herein, such Lender's percentage, if any, of the total Revolving Credit Commitments of all of



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         the Lenders, determined by dividing such Lender's Revolving Credit
         Commitment under Section 3.1(a) by the aggregate sum of the total Revolving Credit Commitments of all of the Lenders under Section 3.1(a), and (ii) with respect to Loans made or to be advanced under the Temporary Facility under Section 3.1(b) herein, such Lender's percentage, if any, of the total Additional Commitments of all of the Lenders, determined by dividing the amount of such Lender's Additional Commitment under Section 3.1(b) by the aggregate sum of the total Additional Commitments of all of the Lenders under such Section 3.1(b); provided that as used in Section 8 and Section 9.6 herein, the term Pro Rata Share shall mean with respect to each Lender, such Lender's percentage of the Total Revolving Credit Commitment of all of the Lenders (under both Section 3.1(a) and Section 3.1(b)), determined by dividing the sum of such Lender's Revolving Credit Commitment, if any, and its Additional Commitment, if any, by the aggregate sum of the Total Revolving Credit Commitment of all of the Lenders (i. e. under both Section 3.1(a) and Section 3.1(b)).

                  6. The definition of "Revolving Credit Notes" in Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           Revolving Credit Notes shall mean each of the Revolving Credit Notes of the Borrower to be executed and delivered to each of the Lenders pursuant to Section 3.1, pursuant to the First Amendment or pursuant to an Assignment Agreement, as the same may from time to time be amended, modified, extended or renewed.

                  7. A new definition of "Temporary Facility" shall be added to
Section 2 of the Credit Agreement in proper alphabetical order as follows:

                           Temporary Facility shall mean that portion of the Total Revolving Credit Commitments of the Lenders in excess of Three Hundred Million Dollars ($300,000,000.00), which is available under
         Section 3.1(b) herein up to but excluding March 31, 2000.

                  8. The definition of "Total Revolving Credit Commitment" in
Section 2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           Total Revolving Credit Commitment shall mean the sum of the total Revolving Credit Commitments of all of the Lenders plus the total Additional Commitments of all of the Lenders.

                  9. Section 3.1 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:



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                  3.1      Revolving Credit Loans.

                                    (a) Primary Facility. Subject to the terms
                  and conditions hereof, during the Term of this Agreement, each Lender hereby severally agrees to make such loans (each, individually, a "Revolving Credit Loan" and collectively with the Loans under Section 3.1(b) below, the "Revolving Credit Loans"), to the Borrower as the Borrower may from time to time request pursuant to Section 3.3(a). Subject to the terms and conditions hereof, during the Term of this Agreement, the Alternate Currency Bank hereby agrees to make Alternate Currency Loans to the Alternate Currency Borrowers pursuant to the applicable Alternate Currency Addenda as the applicable Alternate Currency Borrower may from time to time request pursuant to Section 3.19 and the Applicable Currency Addenda. The aggregate principal amount of Revolving Credit Loans which Lenders, cumulatively, shall be required to have outstanding under this Section 3.1(a) at any one time, plus such Lenders' respective obligations (i) under Section 3.18 to purchase pro rata interests in the outstanding principal amount of the Swing Loans then outstanding under Section 3.2,
                  (ii) to purchase participations under Section 3.19(e) in the Dollar Amounts of Alternate Currency Loans then outstanding pursuant to Section 3.19, and (iii) to purchase participations under Section 3.4(d) in the undrawn face amount of Letters of Credit issued by Administrative Agent and then outstanding under Section 3.4, shall not, other than as a result of currency exchange rate fluctuations, exceed Three Hundred Million Dollars ($300,000,000.00). The amount each Lender shall be required to have outstanding hereunder as Revolving Credit Loans plus its undivided Pro Rata Share of each Swing Loan made by Mercantile under Section 3.2 plus its undivided Pro Rata Share participation interest in each Letter of Credit issued by Administrative Agent under Section 3.4, plus its undivided Pro Rata Share of each Alternate Currency Loan made pursuant to Section 3.19, shall not, other than as a result of currency exchange rate fluctuations, exceed, in the aggregate at any one time outstanding, the amount of such Lender's Revolving Credit Commitment. Each Revolving Credit Loan under this Section 3.1(a) shall be made by the Lenders ratably in proportion to their respective Revolving Credit Commitments. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow the amounts available under this Section 3.1(a).

                                    (b) Temporary Facility. From the date of
                  the First Amendment up to but excluding March 31, 2000, subject to the other terms and conditions of this Agreement and provided that the sum of the Revolving Credit Loans, Alternate Currency Loans, Letters of Credit and Swing Loans made by Lenders under Section 3.1(a) above and presently outstanding equal the sum of all of the Revolving Credit Commitments of the Lenders under Section 3.1(a)



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                  above, each Lender having an Additional Commitment hereby
                  severally agrees to make such loans (each, individually, a "Revolving Credit Loan") to the Borrower as the Borrower may from time to time request pursuant to Section 3.3(a), and subject to the other terms and conditions hereof: (x) the Alternate Currency Bank hereby agrees to make Alternate Currency Loans under the Additional Commitments available under this Section 3.1(b) to the Alternate Currency Borrowers pursuant to the applicable Alternate Currency Addenda as the applicable Alternate Currency Borrower may from time to time request pursuant to Section 3.19 and the Applicable Currency Addenda, (y) the Administrative Agent agrees to issue Letters of Credit for the account of Borrower under the Additional Commitments available under this Section 3.1(b) pursuant to the applicable Letter of Credit Applications as the Borrower may from time to time request pursuant to Section 3.4, and
                  (z) the Administrative Agent agrees to make Swing Loans to Borrower pursuant to Section 3.2, all of which Alternate Currency Loans, Letter of Credit obligations and Swing Loans shall be subject to participation by the Lenders under their Additional Commitments available under this Section 3.1(b) as provided respectively in Section 3.19(e), Section 3.4(d) and
                  Section 3.18 herein. The aggregate principal amount of Revolving Credit Loans which Lenders, cumulatively, shall be required to have outstanding under this Section 3.1(b) at any one time, plus such Lenders' respective obligations under this Section 3.1(b) (i) to purchase pro rata interests under
                  Section 3.18 in the outstanding principal amount of the Swing Loans then outstanding under Section 3.2, (ii) to purchase participations under Section 3.19(e) in the Dollar Amounts of Alternate Currency Loans then outstanding pursuant to Section 3.19, and (iii) to purchase participations under Section 3.4(d) in the undrawn face amount of Letters of Credit issued by Administrative Agent and then outstanding under Section 3.4, shall not, other than as a result of currency exchange rate fluctuations, exceed Twenty-Five Million Dollars ($25,000,000.00). The amount each Lender shall be required to have outstanding under this Section 3.1(b) as Revolving Credit Loans plus its undivided Pro Rata Share of each Swing Loan made by Mercantile under Section 3.2 plus its undivided Pro Rata Share participation interest in each Letter of Credit issued by Administrative Agent under Section 3.4, plus its undivided Pro Rata Share of each Alternate Currency Loan made pursuant to Section 3.19, shall not, other than as a result of currency exchange rate fluctuations, exceed, in the aggregate at any one time outstanding, the amount of such Lender's Additional Commitment. Each Revolving Credit Loan under this Section 3.1(b) shall be made by the Lenders ratably in proportion to their respective Additional Commitments. Subject to the terms and conditions of this Agreement, prior to March 31, 2000 the Borrower may borrow, repay and reborrow the amounts available under this Section 3.1(b). On March 31, 2000, Borrower agrees to immediately repay any and all Loans and other Borrower's Obligations then outstanding under Temporary Facility together with all accrued and unpaid



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                  interest and fees due thereon and any amounts due under
                  Section 3.6 herein with respect to any such Loans then outstanding as LIBOR Loans.

                                    (c) Notes. The Revolving Credit Loans under
                  Sections 3.1(a) and (b) above shall be evidenced on the date of the First Amendment by the Revolving Credit Notes of the Borrower, dated either as of the date of this Agreement or as of the date of the First Amendment in the case of Lenders with Additional Commitments under the Temporary Facility, and payable by the Borrower to the respective orders of each of the Lenders in the aggregate original principal amount of Three Hundred Twenty-Five Million Dollars ($325,000,000.00) and otherwise substantially in the form attached as Exhibit A hereto (or as Exhibit A to the First Amendment in the case of Lenders with Additional Commitments under the Temporary Facility) and incorporated herein by reference (as the same may from time to time be amended, restated, modified, extended or renewed, the "Revolving Credit Notes"). The Alternate Currency Loans shall be evidenced by Alternate Currency Notes of the applicable Alternate Currency Borrower, each dated the date hereof and payable by the Alternate Currency Borrower to the order of the Alternate Currency Bank in the original principal amount of $25,000,000 and otherwise in the form attached hereto as Exhibit A-1 (as the same may be from time to time amended, restated, modified, extended or renewed, the "Alternate Currency Notes"). The Revolving Credit Notes and the Alternate Currency Notes shall mature on August 20, 2003, unless earlier terminated by acceleration or otherwise upon the occurrence of an Event of Default under this Agreement.

                                    (d) Order of Borrowing, Repayments and
                  Commitment Reductions. Borrower and Lenders agree that notwithstanding any other provision of this Agreement, prior to the occurrence of an Event of Default hereunder, the amounts borrowed hereunder shall be advanced by the Lenders under Section 3.1(a) first, and only after all amounts available under Section 3.1(a) have been borrowed and are outstanding shall the amounts borrowed under this Section 3.1 be advanced under the Temporary Facility under Section 3.1(b). Borrower and Lenders further agree that notwithstanding any other provision of this Agreement, prior to the occurrence of an Event of Default hereunder, any repayments of Loans hereunder shall be applied first to reduce any outstanding Loans under the Temporary Facility under Section 3.1(b) until repaid in full before being applied to reduce the Loans and other obligations outstanding under Section 3.1(a). Borrower and Lenders further agree that any partial terminations of the Revolving Credit Commitments and the Additional Commitments pursuant to Section 3.12 shall be applied to terminate the Additional Commitments under Temporary Facility first before any such termination or reduction shall be applied to the Revolving Credit Commitments under Section 3.1(a).



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                                    (e) Each Lender shall record in its books
                  and records, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof, appropriate notations to evidence the date and amount of each Loan made by it during the Term hereof, whether such Loan is then a Base Rate Loan, a LIBOR Loan or an Alternate Currency Loan, and the date and amount of each payment of principal made by the applicable Borrower with respect thereto. Each Lender is hereby irrevocably authorized by Borrowers so to endorse its Notes and to attach to and make a part of any such Notes a continuation of any such schedule as and when required; provided, however that the obligation of Borrowers to repay each Loan made hereunder shall be absolute and unconditional, notwithstanding any failure of any Lender to endorse or any mistake by any Lender in connection with endorsement on the schedules attached to their respective Notes. The books and records of each Lender (including, without limitation, the schedules attached to the Notes) showing the account between such Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

                  10. Section 3.2 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           3.2 The Swing Line . Subject to all of the terms and
                  conditions hereof and so long as no Default or Event of Default under this Agreement has occurred and is continuing, Mercantile agrees to make loans to Borrower under a Swing Line ("Swing Loans") during the Term of this Agreement which shall not in the aggregate at any time outstanding exceed the lesser of (i) the Swing Line Commitment, or (ii) the difference between (x) the sum of the Revolving Credit Commitments of all of the Lenders and the Additional Commitments of all of the Lenders (if then available) and (y) the amount of the Revolving Credit Loans and Alternate Currency Loans and the undrawn face amount of Letters of Credit then outstanding hereunder at the time of computation. The Swing Line Commitment shall be available to Borrower and may be availed of by Borrower from time to time, and borrowings thereunder may be repaid and used again during the period ending on the last day of the Term hereof. All Swing Loans shall be made hereunder only as Base Rate Loans. All advances made by Mercantile to Borrower under the Swing Line shall be evidenced by the Swing Line Note of Borrower dated as of the date hereof (the "Swing Line Note") payable to the order of Mercantile in the amount of the Swing Line Commitment and being in the form attached hereto as Exhibit B.

                  11. The third sentence of Section 3.4(c) of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:



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         In the event any payment under a Letter of Credit is made by
         Administrative Agent prior to receipt of payment from Borrower, such payment by Administrative Agent shall constitute a request by Borrower for a Revolving Credit Loan as a Base Rate Loan under either Section 3.1(a) or Section 3.1(b) above.

                  12. Section 3.12 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           3.12 Termination or Reduction of Commitments. The
                  Borrower may, upon three (3) Business Days' prior written notice to Administrative Agent, terminate entirely at any time, or proportionately reduce from time to time on a pro rata basis among the Lenders based on their respective Additional Commitments and/or Revolving Credit Commitments, as the case may require, by an aggregate amount of $5,000,000.00 or any larger multiple of $5,000,000.00, the unused portions of the Additional Commitments and/or Revolving Credit Commitments as specified by Borrower in such notice to Administrative Agent; provided, however, that (i) prior to March 31, 2000, all such reductions shall be applied first to any Additional Commitments and second to the Revolving Credit Commitments, (ii) at no time shall the Additional Commitments be reduced to a figure less than the total of the outstanding principal amount of Revolving Credit Loans plus the outstanding principal amount of all Swing Loans plus the outstanding principal amount of all Alternate Currency Loans, plus the face amount of all outstanding Letters of Credit then outstanding pursuant to Section 3.1(b), (iii) at no time shall the Revolving Credit Commitments be reduced to a figure less than the total of the outstanding principal amount of all Revolving Credit Loans plus the outstanding principal amount of all Swing Loans plus the outstanding principal amount of all Alternate Currency Loans, plus the face amount of all outstanding Letters of Credit then outstanding pursuant to Section 3.1(a), (iv) at no time shall the Additional Commitments be reduced to a figure greater than zero but less than $5,000,000.00, (v) at no time shall the Revolving Credit Commitments be reduced to a figure greater than zero but less than $100,000,000.00, and
                  (vi) any such termination or reduction shall be permanent and the Borrower shall have no right to thereafter reinstate or increase the Additional Commitment or the Revolving Credit Commitment, as the case may be, of any Lender. Each Alternate Currency Borrower may, upon three Business Days prior written notice to the Alternate Currency Bank, terminate entirely at any time or reduce from time to time by an aggregate amount of $5,000,000.00 or any larger multiple of $5,000,000.00 the unused portions of the applicable Alternate Currency Commitment as specified by the applicable Alternate Currency Borrower in such notice to the Alternate Currency Bank; provided, however, that at no time shall the Alternate Currency Commitments be reduced



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                  to a figure less than the total of the outstanding principal amount of all Alternate Currency Loans.

                  13. Section 3.18 of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           3.18 Swing Loan Settlement After Default . Upon the
                  occurrence of any Event of Default, Administrative Agent shall promptly so notify the other Lenders pursuant to
                  Section 8 herein thereof and of the amount of the Swing Loans from Mercantile then outstanding, and each of the other Lenders agrees to immediately purchase from Mercantile with immediately available funds its Pro Rata Share of the amount of all such Swing Loans, plus accrued and unpaid interest calculated on such Pro Rata Share of such principal amount at a rate per annum equal to the Base Rate plus Applicable Margin. Such Pro Rata Shares of the Lenders shall be determined, first, based upon the then available Revolving Credit Commitments of the Lenders under Section 3.1(a) herein to the extent any portion thereof then remains unborrowed, and then based upon the Additional Commitments of the Lenders under Temporary Facility. Following such advance by each Lender to Mercantile of its Pro Rata Share of any such Swing Loans pursuant to the preceding sentence, each such Lender shall thereafter receive its Pro Rata Share of all principal payments, interest payments, fees and other amounts due with respect to such Swing Loans when paid by the Borrower to the Administrative Agent hereunder. Such Loans shall thereafter be evidenced by the Revolving Credit Notes of each of the Lenders.

                  14. The last sentence of Section 7.1(a) of the Credit Agreement hereby is deleted in its entirety and the following is substituted in its place:

                           Each of the Agents and each of the Lenders are
                  hereby authorized to deliver a copy of any financial statement or other information made available by the Borrower to any proposed assignee or participant in any portion of any Lender's Loans and its Revolving Credit Commitment and Additional Commitment, if any, hereunder and to any regulatory authority having jurisdiction over any such Agent or any such Lender, pursuant to any request therefor.

                  15. Schedules 6.5, 6.8, 6.15, and 7.1(k)(viii) to the Credit Agreement are hereby amended and restated in the forms of Schedules 6.5, 6.8, 6.15, and 7.1(k)(viii) attached to this First Amendment, and all references in the Credit Agreement to any of such Schedules shall on and after the date hereof refer to such Schedules in the forms attached to this First Amendment.



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                  16. The agreements of Agent and the Lenders as set forth
herein are expressly conditioned upon the following:

                  (a) Resolutions of the Board of Directors of Borrower authorizing the increase in the Revolving Credit Commitment and the execution and delivery of this Agreement and the amended and restated Revolving Credit Notes referenced herein, which resolutions shall be certified to Agents, Co-Agents and the Lenders by the Secretary of Borrower;

                  (b) Execution by Borrower of this Agreement and of each of the amended and restated Revolving Credit Notes in the amounts equal to the sum of the Revolving Credit Commitment and the Additional Commitment of each of the respective Lenders holding an Additional Commitment;

                  (c) Execution by Guarantors of the Consent of Guarantors in the form attached to this Agreement;

                  (d) Delivery to Agent and Lenders of an opinion of Borrower's counsel in form and substance satisfactory to Agent and Lenders relating to the due execution, delivery and enforceability of this Agreement and the other Transaction Documents and such other matters as Agent and Lenders may reasonably require; and

                  (e) Payment to Administrative Agent of the fee required by the fee letter between Borrower and the Agents dated of even date herewith.

                  17. Borrower hereby represents and warrants to Agent and to Lenders that:

                  (a) The execution, delivery and performance by Borrower of this First Amendment and the amended and restated Revolving Credit Notes are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrower of this First Amendment and the amended and restated Revolving Credit Notes do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and Borrower is not now in default under or in violation of, the terms of the Certificate of Incorporation or Bylaws of Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which Borrower is a party or by which it is bound or to which it is subject;

                  (b) This First Amendment and the amended and restated Revolving Credit Notes have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms; and



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                  (c) As of the date hereof, all of the covenants,
representations and warranties of Borrower set forth in the Credit Agreement are true and correct and no "Default" or "Event of Default" (as defined therein) under or within the meaning of the Credit Agreement, as hereby amended, has occurred and is continuing.

         18. The Credit Agreement, as hereby amended, the Revolving Credit Notes, as hereby amended and restated, and the other Transaction Documents are and shall remain the binding obligations of Borrower, and except to the extent amended by this First Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Credit Agreement, the Revolving Credit Notes and the other Transaction Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed. This First Amendment amends the Credit Agreement and is not a novation thereof.

         19. All references in the Credit Agreement or the other Transaction Documents to "this Agreement" and any other references of similar import shall henceforth mean the Credit Agreement as amended by this First Amendment.

         20. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

         21. This First Amendment is made solely for the benefit of Borrower, Agent and Lenders as set forth herein, and is not intended to be relied upon or enforced by any other person or entity.

         22. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER, AGENT AND LENDERS FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER, AGENT AND LENDERS COVERING SUCH MATTERS ARE CONTAINED IN THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH CONSTITUTE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER, AGENT AND LENDERS EXCEPT AS BORROWER, AGENT AND LENDERS MAY LATER AGREE IN WRITING TO MODIFY. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.

         23. This First Amendment shall be governed by and construed in accordance with the internal laws of the State of Missouri.

                  24. In the event of any inconsistency or conflict between this First Amendment and the Credit Agreement or the other Transaction Documents, the terms, provisions and conditions of this First Amendment shall govern and control.

                  IN WITNESS WHEREOF, the parties have caused this First Amendment to Third Amended and Restated Credit Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                STAFFMARK, INC.


                                By:    /s/ Terry Bellora
                                Name: Terry Bellora
                                Title: Chief Financial Officer

                                ROBERT WALTERS PLC


                                By:    /s/ T.W. Chambers
                                Name: Thomas Chambers
                                Title: Finance Director

                                ROBERT WALTERS TRISTAR PTY LTD.


                                By:    /s/ E. Goldhammer
                                Name: E. Goldhammer
                                Title: Chairman

Revolving Credit Commitment:    MERCANTILE BANK
     $39,000,000.00             NATIONAL ASSOCIATION
Additional Commitment:
     $4,166,666.67

                                By:    /s/ Jeffrey A. Nelson
                                Name: Jeffrey A. Nelson
                                Title: Vice President
                                Address:      721 Locust Street
                                              St. Louis, Missouri  63101
                                              Attention:  Mid America Group
                                Telecopy No:  314-418-3859

Revolving Credit Commitment:    FIRST AMERICAN NATIONAL BANK D/B/A
         $15,000,000.00         DEPOSIT GUARANTY
Additional Commitment:
         $0.00
                                By:    /s/ Ronald L. Hendrix
                                Name: Ronald L. Hendrix
                                Title: Senior Vice President
                                Address:     210 E. Capital Street
                                             Suite 1180
                                             Jackson, Mississippi  39201
                                             Attention:  Ronald L. Hendrix, VP
                                Telecopy No. 601-354-8412

Revolving Credit Commitment:    THE FIRST NATIONAL BANK OF CHICAGO
         $39,000,000.00
Additional Commitment:
         $4,166,666.67
                                By:    /s/ Jenny A. Gilpin
                                Name: Jenny A. Gilpin
                                Title: Vice President
                                Address:     One First National Plaza
                                             14th Floor
                                             Mail Code IL1-0088
                                             Chicago, Illinois  60670-0088
                                             Attention:  Jenny A. Gilpin, VP
                                Telecopy No. (312)732-2991

Revolving Credit Commitment:    FIRST UNION NATIONAL BANK
         $30,000,000.00
Additional Commitment:
         $0.00
                                By:    /s/ Henry R. Biedrzycki
                                Name: Henry R. Biedrzycki
                                Title: Vice President
                                Address:     One First Union Center
                                             301 South College Street, DC5
                                             Charlotte, North Carolina  28288-0737
                                             Attention:  Henry R. Biedrzycki, VP
                                Telecopy No. (704)374-3300

Revolving Credit Commitment:    LASALLE NATIONAL BANK
         $20,000,000.00
Additional Commitment:
         $0.00
                                By:    /s/ Tom Harmon
                                Name: Tom Harmon
                                Title: AVP
                                Address:      One Metropolitan Square
                                              211 North Broadway
                                              Suite 2140
                                              St. Louis, Missouri  63102
                                              Attention:  Tom Harmon, AVP
                                Telecopy No. (314)621-1612

Revolving Credit Commitment:    BANK OF AMERICA NATIONAL TRUST
         $30,000,000.00         AND SAVINGS ASSOCIATION
Additional Commitment:
         $4,166,666.67

                                By:    /s/ Kevin Leader
                                Name: Kevin Leader
                                Title: Managing Director
                                Address:     555 California Street
                                             41st Floor
                                              San Francisco, California  94104
                                              Attention:  Kevin Leader, Managing Dir.
                                Telecopy No. (415) 622-8168

Revolving Credit Commitment:    FLEET NATIONAL BANK
         $30,000,000.00
Additional Commitment:
         $4,166,666.67
                                By:    /s/ Michael S. Houllahan
                                Name: Michael S. Houllahan
                                Title: Assistant Vice President
                                Address:      One Federal Street
                                              4th Floor
                                              Boston, Massachusetts  02110
                                              Attention:  Deborah Lawrence, SVP
                                Telecopy No. (617)346-4667

Revolving Credit Commitment:    COMERICA BANK
         $20,000,000.00
Additional Commitment:
         $0.00
                                By:    /s/ Mark Grover
                                Name: Mark Grover
                                Title: Vice President
                                Address:      4100 Spring Valley Road
                                              Suite 900
                                              Dallas, Texas 75244
                                              Attention:  Mark Grover
                                Telecopy No. (214)818-2550

Revolving Credit Commitment:    CREDIT LYONNAIS NEW YORK BRANCH
         $30,000,000.00
Additional Commitment:
         $4,166,666.66
                                By:    /s/ Robert Ivosevich
                                Name: Robert Ivosevich
                                Title: Senior VP
                                Address:      2200 Ross Avenue
                                              Dallas, Texas  75201
                                              Attention:  Robert Smith
                                Telecopy No. (214)220-2323

Revolving Credit Commitment:    HIBERNIA NATIONAL BANK
         $17,000,000.00
Additional Commitment:
         $0.00
                                By:    /s/Angela Bentley
                                Name: Angela Bentley
                                Title: Portfolio Manager
                                Address:      313 Carondelet
                                              12th Floor
                                              New Orleans, Louisiana  70130
                                              Attention:  Angela Bentley
                                Telecopy No. (504)533-5344

Revolving Credit Commitment:    BANQUE NATIONALE DE PARIS,
         $15,000,000.00         HOUSTON AGENCY
Additional Commitment:
         $0.00

                                By:    /s/ Warren G. Parham
                                Name: Warren G. Parham
                                Title: Vice President
                                Address:      333 Clay Street,
                                              Suite 3400
                                              Houston, Texas  77002
                                              Attention: Warren G. Parham
                                Telecopy No. (713) 659-1414

Revolving Credit Commitment:    WACHOVIA BANK, N.A.
         $15,000,000.00
Additional Commitment:
         $4,166,666.66
                                By:    /s/ Ken Washington
                                Name: Ken Washington
                                Title: Vice President
                                Address:      191 Peachtree N.E.
                                              Atlanta, Georgia  30303
                                              Attention: Ken Washington
                                Telecopy No. (404) 332-5016

                                MERCANTILE BANK NATIONAL
                                ASSOCIATION, AS ADMINISTRATIVE AGENT


                                By:    /s/ Jeffrey A. Nelson
                                Name: Jeffrey A. Nelson
                                Title: Vice President
                                Address:      721 Locust Street
                                              St. Louis, Missouri  63101
                                              Attention:  Mid America Group
                                Telecopy No:  314-418-3859

                                THE FIRST NATIONAL BANK OF
                                CHICAGO, AS SYNDICATION AGENT


                                By:    /s/ Jenny A. Gilpin
                                Name: Jenny A. Gilpin
                                Title: VP
                                Address:      One First National Plaza, 14th Floor
                                              Mail Code IL1-0088
                                              Chicago, Illinois  60670-0088
                                              Attention:  Jenny A. Gilpin, VP
                                              Telecopy No. (312)732-2991

                                CREDIT LYONNAIS NEW YORK
                                BRANCH, AS CO-AGENT


                                By:    /s/ Robert Ivosevich
                                Name: Robert Ivosevich
                                Title: Senior Vice President
                                Address:      2200 Ross Avenue
                                              Dallas, Texas  75201
                                              Attention:  Robert Smith
                                Telecopy No. (214)220-2323

                                FIRST UNION NATIONAL BANK, AS CO-AGENT


                                By:    /s/ Henry R. Biedrzycki
                                Name: Henry R. Biedrzycki
                                Title: VP
                                Address:      One First Union Center
                                              301 South College Street, DC5
                                              Charlotte, North Carolina  28288-0737
                                              Attention:  Henry R. Biedrzycki, VP
                                Telecopy No. (704)374-3300

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, AS CO-AGENT


                                By:    /s/ Kevin Leader
                                Name: Kevin Leader
                                Title: Managing Director
                                Address:      555 California Street
                                              41st Floor
                                              San Francisco, California  94104
                                              Attention:  Kevin Leader, Managing Dir.
                                Telecopy No. (415) 622-8168

                                FLEET NATIONAL BANK, AS CO-AGENT


                                By:    /s/ Michael S. Houllahan
                                Name: /s/ Michael S. Houllahan
                                Title: Assistant Vice President
                                Address:      One Federal Street
                                              4th Floor
                                              Boston, Massachusetts  02110
                                              Attention:  Deborah Lawrence, SVP
                                Telecopy No. (617)346-4667